L
                                       A

                                                                      July, 1997
Dear Shareholder:

         It has been an exciting first half of the year for your Fund. The Leonetti Balanced Fund gained 10.01 percent for the sixth month period. The one-year and average annualized returns from inception are 14.91 percent and
12.19 percent, respectively. The Fund's total return since inception (August 1, 1995) is 24.64 percent.* Assets of your Fund have grown to over $11 million.

         Starting the year at 6448.27 as measured by the Dow Jones Industrial Average, the stock market rallied upwards until the second week in March, when the average reached a record-high closing of 7085.16. The following four weeks saw the average give up all of its gains and actually drop below the levels it began the year at. Since then, the stock market has been in a powerful advance that has taken the Dow Jones Industrial Average to another record-high close of 7796.51.

         Even with the sharp move higher, professional money managers and investors who invest in the broad market faced a problem with the continued narrowness of the advance. While large capitalization stocks have continued to perform very well, mid-to-small capitalization stocks have been largely ignored. There are many reasons for this, notably the growth of index funds, the tremendous cash flow of money invested in equity mutual funds, and investors desiring a level of consistency in both revenue and earnings growth. Only time will tell whether the market will rotate back to where a larger group of stocks participate in the advance.

         We have made several changes in your Fund's equity holdings to better reflect the market's narrowness. The ten largest stock holdings as of June 30, 1997 in the Leonetti Balanced Fund are: Lucent Technologies, General Electric, Minnesota Mining & Manufacturing, Travelers Group, Schlumberger Ltd, Chevron, Intel, Caterpillar, Johnson & Johnson and Allied Signal. The number of holdings in the small and mid-capitalization range were reduced during the past six months. We believe the Fund's holdings are well situated for the current market environment and, if necessary, will shift our concentration of holdings should the market leadership change.

         The economy has offered investors a friendly investing environment with level inflation, low interest rates, and a growing domestic and world economy. We foresee nothing at this point that will cause these conditions to change in the coming months. We do not expect interest rates to change dramatically in one direction or the other and, as such, will continue to focus our fixed-income investments on the short-term side of the maturity scale.

         We envision improved results for Leonetti Balanced Fund. The market averages are high, nonetheless we see the trend continuing. Of course there will be pullbacks along the way, but with low inflation and a low interest rate environment any pullbacks should be muted and short in duration.

         We thank you for being a shareholder in the Fund and look ahead to the many opportunities that will present themselves in the coming months.


Cordially,

LEONETTI & ASSOCIATES, INC.

*Past performance does not guarantee future results. Share value and returns fluctuate and you may have a gain or loss when you sell your shares. Performance results for the Leonetti Balanced Fund and the Lipper Balanced Index include reinvested dividends, interest and other earnings.

                             Leonetti Balanced Fund


                             Leonetti Balanced Fund
             Value of $10,000 vs. S&P 500 and Lipper Balanced Index

                          1-Aug-95   30-Sep-95  31-Dec-95  31-Mar-96  30-Jun-96  30-Sep-96  31-Dec-96  31-Mar-97  30-Jun-97
                          --------   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Leontti Balanced Fund     10,000      9,940     10,605     10,936     10,846     10,856     11,330     11,218     12,464
S & P 500 Index           10,000     10,485     11,115     11,714     12,231     12,615     13,671     14,036     16,478
Lipper Balanced Index     10,000     10,320     10,758     11,004     11,367     11,643     12,291     12,345     13,667

                      Annual Average Total Return Periods
                              Ended June 30, 1997

                    1 Year ........................... 14.91%
                    Cumulative Since Inception
                         (8/1/95) .................... 24.64%
                    Annualized Total Return .......... 12.19%



Past performance is not predictive of future performance.

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1997
-------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 68.4%                                                             Market Value
-------------------------------------------------------------------------------------------------------------------
                     Aerospace/Defense Equipment: 2.2%
       3,000         United Technologies Corp................................................            $ 249,000
                                                                                                       -----------

                     Aluminum: 2.0%
       3,000         Aluminum Company of America.............................................              226,124
                                                                                                       -----------

                     Banks: 1.3%
       3,150         Commerce Bancshares, Inc................................................              142,537
                                                                                                       -----------

                     Building - Heavy Construction: 0.5%
       4,000         Specialty Teleconstructors, Inc.*.......................................               61,000
                                                                                                       -----------

                     Chemicals: 2.2%
       4,000         E.I. DuPont de Nemours & Company........................................              251,500
                                                                                                       -----------

                     Computer - Hardware: 1.8%
       2,000         Compaq Computer Corp.*..................................................              198,500
                                                                                                       -----------

                     Computer - Memory Devices: 2.0%
       6,000         Quantum Corp.*..........................................................              121,875
       3,000         SMART Modular Technologies, Inc.*.......................................              101,250
                                                                                                       -----------
                                                                                                           223,125
                                                                                                       -----------
                     Computer Network: 1.8%
       3,000         Cisco Systems, Inc.*....................................................              201,375
                                                                                                       -----------

                     Computer - Online Services: 2.0%
       4,000         America On-Line, Inc.*..................................................              222,500
                                                                                                       -----------

                     Computer - Retailer: 1.0%
       5,000         CompUSA, Inc.*..........................................................              107,500
                                                                                                       -----------

                     Computer - Software: 0.5%
       5,000         GT Interactive Software Corp.*..........................................               59,375
                                                                                                       -----------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1997, Continued
-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
-------------------------------------------------------------------------------------------------------------------
                     Diversified Operations: 10.9%
       3,000         Allied Signal, Inc......................................................            $ 252,000
       6,000         General Electric Company................................................              392,250
       3,700         Minnesota Mining & Manufacturing Company................................              377,400
       3,000         Tyco International, Ltd.................................................              208,688
                                                                                                       -----------
                                                                                                         1,230,338
                                                                                                       -----------
                     Electronics - Semiconductor Manufacturing: 2.5%
       2,000         Intel Corp..............................................................              283,625
                                                                                                       -----------

                     Finance - Mortgage and Related Services: 1.9%
       5,000         Federal National Mortgage Association...................................              218,125
                                                                                                       -----------

                     Financial: 1.5%
       6,000         First Security Corp. - Delaware.........................................              163,875
                                                                                                       -----------

                     Food: 4.5%
       5,250         Flowers Industries, Inc.................................................               88,266
       5,000         H.J. Heinz Company......................................................              230,625
       5,000         PepsiCo, Inc............................................................              187,812
                                                                                                       -----------
                                                                                                           506,703
                                                                                                       -----------
                     Healthcare Products: 2.3%
       4,000         Johnson & Johnson.......................................................              257,500
                                                                                                       -----------

                     Insurance: 4.1%
       2,000         Allstate Corp...........................................................              146,000
       5,000         Travelers Group, Inc....................................................              315,313
                                                                                                       -----------
                                                                                                           461,313
                                                                                                       -----------
                     Leisure - Services: 2.1%
       3,000         Walt Disney Company.....................................................              240,750
                                                                                                       -----------

                     Machinery: 2.4%
       2,500         Caterpillar, Inc........................................................              268,438
                                                                                                       -----------

4

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1997, Continued
-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
-------------------------------------------------------------------------------------------------------------------
                     Manufacturing - Large Appliances: 0.9%
       4,000         Maytag Corp.............................................................            $ 104,500
                                                                                                       -----------

                     Media - Newspapers: 1.7%
       4,000         Tribune Company.........................................................              192,250
                                                                                                       -----------

                     Medical: 3.6%
       2,500         Abbott Laboratories.....................................................              166,875
       2,000         Pfizer, Inc.............................................................              239,000
                                                                                                       -----------
                                                                                                           405,875
                                                                                                       -----------
                     Oil: 2.6%
       4,000         Chevron Corp............................................................              295,750
                                                                                                       -----------

                     Oil Well Services and Equipment: 2.8%
       2,500         Schlumberger Ltd........................................................              312,500
                                                                                                       -----------

                     Retail - Drug Stores: 0.9%
       2,000         Walgreen Company........................................................              107,250
                                                                                                       -----------

                     Retail - Restaurants: 2.1%
       5,000         McDonald's Corp.........................................................              241,562
                                                                                                       -----------

                     Retail - Supermarkets: 0.7%
       3,000         Dominick's Supermarkets, Inc.*..........................................               79,875
                                                                                                       -----------

                     Telecommunications - Equipment: 3.6%
       5,592         Lucent Technologies, Inc................................................              402,974
                                                                                                       -----------

                     Total Common Stocks (cost $6,050,729)...................................            7,715,739
                                                                                                       -----------


Principal Amount     U.S. GOVERNMENT OBLIGATIONS: 27.0%
-------------------------------------------------------------------------------------------------------------------
    $350,000         U.S. Treasury Note, 5.625%, due 1/31/1998...............................              350,000
     400,000         U.S. Treasury Note, 5.125%, due 2/28/1998...............................              398,625
     400,000         U.S. Treasury Note, 5.875%, due 4/30/1998...............................              400,626

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1997, Continued
-------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                      Market Value
-------------------------------------------------------------------------------------------------------------------
    $350,000         U.S. Treasury Note, 5.875%, due 8/15/1998...............................            $ 350,219
     400,000         U.S. Treasury Note, 5.875%, due 1/31/1999...............................              399,625
     350,000         U.S. Treasury Note, 6.000%, due 10/15/1999..............................              349,782
     400,000         U.S. Treasury Note, 5.875%, due 2/15/2000...............................              397,375
     400,000         U.S. Treasury Note, 6.125%, due 7/31/2000...............................              399,375
                                                                                                       -----------

                     Total U.S. Government Obligations (cost $3,046,788) ....................            3,045,627
                                                                                                       -----------

                     REPURCHASE AGREEMENT: 4.0%
-------------------------------------------------------------------------------------------------------------------
     454,000         Star Bank Repurchase Agreement, 5.25%, dated 6/30/1997, due
                     7/1/1997, collateralized by $455,000 GNMA, 6.50%,
                     due 2/20/2024 (proceeds $454,066) (cost $454,000).......................              454,000
                                                                                                       -----------

                     Total Investment in Securities (cost $9,551,517+): 99.4%................           11,215,366
                     Other Assets less Liabilities: 0.6%.....................................               67,855
                                                                                                       -----------
                     Total Net Assets: 100.0%................................................          $11,283,221
                                                                                                       ===========

+ At June 30, 1997, the cost of securities for Federal tax purposes was the same as the basis for financial reporting.
Unrealized  appreciation and depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................          $ 1,691,946
                     Gross unrealized depreciation..........................................               (28,097)
                                                                                                       -----------
                              Net unrealized appreciation....................................          $ 1,663,849
                                                                                                       ===========

*Non-income producing security.

See accompanying Notes to Financial Statements.
6

                             Leonetti Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 1997
-------------------------------------------------------------------------------------------------------------------
ASSETS
      Investments in securities, at value (cost $9,551,517) .................................          $11,215,366
      Cash...................................................................................               10,559
      Receivables:
            Fund shares sold.................................................................                3,000
            Dividends and interest...........................................................               63,358
      Organization costs, net of accumulated amortization of $10,900.........................               19,100
      Prepaid expenses.......................................................................                4,054
                                                                                                       -----------
                  Total assets ..............................................................           11,315,437
                                                                                                       -----------

LIABILITIES
      Payables:
            Advisory fee.....................................................................                9,191
            Administration fee...............................................................                2,468
      Accrued expenses.......................................................................               20,557
                                                                                                       -----------
                  Total liabilities..........................................................               32,216
                                                                                                       -----------


NET ASSETS ..................................................................................          $11,283,221
                                                                                                       ===========

      Net asset value, offering and redemption price per share
            ($11,283,221/916,840 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $12.31
                                                                                                       ===========

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $ 9,279,958
      Undistributed net investment income....................................................                5,083
      Undistributed net realized gain on investments.........................................              334,331
      Net unrealized appreciation on investments.............................................            1,663,849
                                                                                                       -----------
            Net assets ......................................................................          $11,283,221
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF OPERATIONS - For the Year Ended June 30, 1997
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest ........................................................................            $ 164,369
            Dividends........................................................................              119,533
            Other............................................................................                4,788
                                                                                                       -----------
                  Total income ..............................................................              288,690
                                                                                                       -----------
      Expenses
            Advisory fees ...................................................................              104,200
            Administration fee...............................................................               30,779
            Custodian and accounting fees....................................................               28,074
            Registration fees................................................................               19,417
            Audit fees.......................................................................               17,052
            Transfer agent fees..............................................................               11,148
            Legal fees.......................................................................                7,780
            Reports to shareholders..........................................................                6,837
            Amortization of organization costs...............................................                6,001
            Trustees' fees...................................................................                5,146
            Miscellaneous....................................................................                2,443
            Insurance fees...................................................................                  947
                                                                                                       -----------
                  Total expenses.............................................................              239,824
                                                                                                       -----------
                  Net investment income   ...................................................               48,866
                                                                                                       -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..........................................              329,099
      Net change in unrealized appreciation on investments ..................................            1,103,880
                                                                                                       -----------
            Net realized and unrealized gain on investments .................................            1,432,979
                                                                                                       -----------
                  Net Increase in Net Assets Resulting from Operations ......................          $ 1,481,845
                                                                                                       ===========

See accompanying Notes to Financial Statements.
8

                             Leonetti Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                                      Year        August 1, 1995*
                                                                                      Ended           through
                                                                                  June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income.......................................................         $ 48,866          $ 74,945
Net realized gain from security transactions ...............................          329,099             5,232
Net change in unrealized appreciation on investments........................        1,103,880           559,969
                                                                                  -----------       -----------
      Net increase in net assets resulting from operations .................        1,481,845           640,146
                                                                                  -----------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.......................................................          (81,667)          (37,061)
                                                                                  -----------       -----------

CAPITAL SHARE TRANSACTIONS
Net (decrease) increase in net assets derived from net change
   in outstanding shares (a)................................................         (204,172)        9,484,130
                                                                                  -----------       -----------
      Total increase in net assets .........................................        1,196,006        10,087,215

NET ASSETS
Beginning of period ........................................................       10,087,215               -0-
                                                                                  -----------       -----------
End of period (including undistributed net investment
   income of $5,083 and $37,884, respectively).............................       $11,283,221       $10,087,215
                                                                                  ===========       ===========

(a) A summary of capital shares transactions is as follows:

                                                               Year ended              August 1, 1995*  through
                                                              June 30, 1997                  June 30, 1996
                                                       -------------------------       ------------------------
                                                        Shares          Value          Shares          Value
                                                       --------       ----------       -------         --------
Shares sold ......................................      109,814       $1,221,502       977,143       $9,934,701
Shares issued in reinvestment of distribution.....        7,321           80,379         3,510           37,061
Shares redeemed...................................     (134,735)      (1,506,053)      (46,213)        (487,632)
                                                       --------       ----------       -------         --------
Net (decrease) increase ..........................      (17,600)      $ (204,172)      934,440       $9,484,130
                                                       ========       ==========       =======         ========

*Commencement of operations.

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
-------------------------------------------------------------------------------------------------------------------
                                                                                      Year         August 1, 1995*
                                                                                      Ended            through
                                                                                  June 30, 1997     June 30, 1996
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................................        $10.80            $10.00
                                                                                     ------            ------
Income from investment operations:
      Net investment income .................................................           .06               .09
      Net realized and unrealized gain on investments .......................          1.54               .76
                                                                                     ------            ------
Total from investment operations.............................................          1.60               .85
                                                                                     ------            ------
Less distributions:
      Dividends from investment income.......................................          (.09)             (.05)
                                                                                     ------            ------
Net asset value, end of period ..............................................        $12.31            $10.80
                                                                                     ======            ======
Total return ................................................................         14.91%             8.46%++
Ratios/supplemental data:
Net assets, end of period (millions).........................................         $ 11.3           $ 10.1
Ratio of expenses to average net assets......................................          2.29%             2.26%+
Ratio of net investment income to average net assets.........................           .47%             1.02%+
Portfolio turnover rate .....................................................        119.75%            42.16%
Average commission rate paid per share.......................................        $.0600           $.0600

*Commencement of operations.

+Annualized.

++Not Annualized.

See accompanying Notes to Financial Statements.
10

                             Leonetti Balanced Fund


NOTES TO FINANCIAL STATEMENTS at June 30, 1997
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Leonetti Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on August 1, 1995. The investment objective of the Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in equity securities and high quality fixed-income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there has been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Deferred Organization Costs. The Fund has incurred expenses of $30,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced investment operations.

      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                             Leonetti Balanced Fund

--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended June 30, 1997, Leonetti & Associates, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended June 30, 1997, the Fund incurred $104,200 in advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor may reduce its fees or make reimbursement to the Fund at any time in order to reduce the Fund's expenses. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable laws.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million             $30,000
      $15 to $50 million            0.20% of average net assets
      $50 to $100 million           0.15% of average net assets
      $100 to $150 million          0.10% of average net assets
      Over $150 million             0.05% of average net assets


      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities, other than U.S. Government obligations and short-term investments, for the year ended June 30, 1997 were $11,890,524 and $11,839,739, respectively.
12

                             Leonetti Balanced Fund


REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
      The Leonetti Balanced Fund and
the Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities of Leonetti Balanced Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of June 30, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 1, 1995 (commencement of operations) through June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leonetti Balanced Fund as of June 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 1, 1995 (commencement of operations) to June 30, 1996, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP


Los Angeles, California
July 30, 1997
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                                     Adviser
                           Leonetti & Associates, Inc.
                         1130 Lake Cook Road, Suite 105
                          Buffalo Grove, Illinois 60089
                                 (800) 454-0999
                                        o
                                   Distributor
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                        o
                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                        o
                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132
                                        o
                                    Auditors
                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                                        o
                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.




                                       L
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                             Leonetti Balanced Fund










                                  Annual Report

                                  June 30, 1997